Fourth Quarter and Full Year 2007 Financial Review Comerica Incorporated January 17, 2008

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Financial Results 4Q07 3Q07 FY07 FY06 Net Income $119 $181 $686 $893 Diluted EPS from continuing operations Diluted EPS $0.77 $0.79 $1.17 $1.18 $4.40 $4.43 $4.81 $5.49 Return on Equity 9.34% 14.38% 13.50% 17.24% Net Interest Income $489 $503 $2,003 $1,983 Net Interest Margin 3.43% 3.66% 3.66% 3.79% Provision for Loan Losses $108 $45 $212 $37 Noninterest Income $230 $230 $888 $855 Noninterest Expenses $450 $423 $1,691 $1,674 $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation N/M - Not meaningful

Fourth Quarter 2007 Results * Loan growth figures exclude Financial Services Division; Analysis of 4Q07 compared to 3Q07 Annualized average loan growth of 9%* Texas: 28% Florida: 6% Net interest margin of 3.43% Sound credit quality Nonperforming assets of 0.83% of total loans and foreclosed property Net credit-related charge-offs as a percentage of average total loans of 50 bps Noninterest fee income continues positive trend Expenses well controlled Active capital management: 1 million shares repurchased Western: 8% Midwest: 2%

Full Year 2007 Results Average loan growth of 7%* Texas: 16% Western: 13% Noninterest income increased 8%** Expenses well controlled Solid credit quality FY07 FY06 Net credit-related charge-offs to avg. total loans 31 bps 15 bps Total net credit-related charge-offs (in millions) $153 $72 Total provision for credit losses (in millions) $211 $42 Active capital management: 10 million shares repurchased *Loan growth figures exclude the Financial Services Division **Excluding a $47 million Financial Services Division-related lawsuit settlement and the $12 million loss on the sale of the Mexican bank charter in 2006 Analysis of full year 2007 compared to full year 2006 Florida: 11% Midwest: (1)%

Fourth Quarter 2007 Net Interest Income Net Interest Income of $489 million Net Interest Margin of 3.43% Continued growth of securities portfolio: managing interest rate risk and additional liquidity Rate reductions on deposits did not keep pace with Fed Funds rate cuts Higher wholesale funding costs industry wide as a result of tenuous financial markets Higher nonaccrual loans Competitive loan pricing Swaps matured at a negative spread $ in millions

3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Average Investment Securities Available-for-Sale 3887 3842 3745 4085 4405 5533 % of Average Earning Assets 0.074 0.0721 0.0705 0.0752 0.0806 0.0977 Increasing Investment Securities Portfolio Consists primarily of AAA mortgage backed Freddie Mac and Fannie Mae securities Average life of approximately 4.15 years Increase in portfolio lowers net interest margin Assists in managing interest rate risk and provides additional liquidity $ in millions

Positive Trends in Fee Income Growth in fee income: Commercial lending fees Fiduciary income Deposit service charges Returned to more normal principal investing and warrants income 4Q07 vs. 3Q07 $ in millions * Excludes FSD settlement proceeds 3Q06* 4Q06* 1Q07 2Q07 3Q07 4Q07 Noninterest Income 202 215 215 225 230 230 FSD Settlement Proceeds

Midwest Western Texas Florida International Other Markets 4Q07 Avg Loans Outstanding 18.6 15.7 7.4 1.7 2.2 4.2 Midwest Western Texas Florida International Other Markets 4Q06 Average Loans Outstanding 18.7 14.1 6.4 1.6 2 3.9 Achieving Geographic Loan Growth 4Q07: $49.8 billion* 4Q06: $46.7 billion* *Excludes average Financial Services Division loans of $1.9B in 4Q06 and $0.9B in 4Q07 Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA Other Markets include markets not separately identified above in addition to businesses with a national perspective Year-over-Year Average Loan Outstandings up 7%*

Middle Market CRE Global Corp Bankings National Dealer Specialty Businesses* Personal Banking Small Business Banking Private Banking 4Q06 Avg Loans Outstanding 15.8 6.6 5 5 4.5 2.2 3.9 3.7 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking 4Q07 Average Loans Outstanding 16.4 6.9 5.7 5.1 5.3 2.1 4.1 4.2 Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 7%* * Excludes average Financial Services Division loans of $1.9B in 4Q06 and $0.9B in 4Q07 ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 4Q07: $49.8 billion* 4Q06: $46.7 billion*

Credit Quality *Includes net loan charge-offs and net charge-offs on lending related commitments Nonperforming Assets to Total Loans and Foreclosed Property Net Credit-related* Charge-offs to Average Total Loans 4Q06 1Q07 2Q07 3Q07 4Q07 0.0049 0.0049 0.0053 0.0059 0.0083 4Q06 1Q07 2Q07 3Q07 4Q07 0.0019 0.0016 0.0024 0.0032 0.005

Credit Quality Allowance for Loan Losses to Total Loans Allowance for Loan Losses to Nonperforming Loans 4Q06 1Q07 2Q07 3Q07 4Q07 0.0104 0.0104 0.0104 0.0103 0.011 4Q06 1Q07 2Q07 3Q07 4Q07 2.31 2.29 2.07 1.88 1.38

Thorough Loan Loss Reserve Methodology Analysis of Key Components: Results: Standard and individual Increased commercial reserves Increased reserves for home equity portfolio Standard incremental Increased reserves: SBA California and Michigan residential real estate development Decreased and/or eliminated select other industry segments due to better performance New business migration risk Slightly lower reserves Imprecision of risk rating Slightly higher reserves

Commercial Real Estate Middle Market Small Business Banking Private Banking Other Business Lines 234.378596 97.840217 39.974094 8.092536 10.832443 Granular Nonaccrual Loans December 31, 2007: $391 million By Line of Business Period-end balances in $millions Six loans over $10 million transferred to nonaccrual in the fourth quarter 61% of nonaccrual loans located in Midwest Average write-down to nonaccrual loans: 29% Granularity of commercial nonaccrual loans: Outstanding # of Relationships Under $5M $148 369 $5 - $10M 71 11 $10 - $25M 116 7 Over $25M 54 2 Total $389 389

Commercial Real Estate Loan Portfolio Owner Occupied/Other* Real Estate Construction Commercial Mortgage 2Q07 9321 4087 1379 4Q07: $14.8 billion 4Q07 averages in $billions *Included in Commercial Real Estate line of business Commercial Real Estate line of business: Loan outstandings were flat 12/31/07 over 9/30/07 Nonaccrual loans of $234 million Loans over $2 million transferred to nonaccrual totaled $143 million Net loan charge-offs of $36 million

Western Michigan Texas Florida Other Markets 2.4 0.878 0.955 0.64 0.609 Single Family Land Development Land Carry Retail Multi-family Commercial Office Multi-use 1.67 0.718 0.811 0.67 0.598 0.249 0.348 0.386 Commercial Real Estate Line of Business December 31, 2007 Loan Outstandings: $5.5 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.4B in Commercial Real Estate line of business loans not secured by real estate

Robust Credit Process: Commercial Real Estate Line of Business Conservative initial loan-to-cost and loan-to-value requirements (80% max LTV for homes, 60% for land carry) Personal guarantees obtained Limits on speculative building Limitations on loan exposure for any one project Stringent draw requirements Regular project reviews for sales, prices, sufficiency of interest reserve, construction status Quarterly Credit Quality Reviews Proactive problem resolution and restructuring Reallocation of personnel, as needed Disciplined Underwriting Standards Consistent underwriting standards throughout the cycles Long-tenured relationships Projects located within Comerica's footprint Interest reserve requirements Thorough analysis of project feasibility Robust Monitoring Practices Portfolio stress testing Periodic appraisal updates Portfolio statistic monitoring Macro economic variables monitoring Experienced Special Assets Group Secondary market debt sales

Consumer Loan Portfolio 8% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented 1% of total nonaccrual loans Net loan charge-offs of $3 million Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 19 37 44 4Q07: $4.3 billion 4Q07 averages in $billions Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. (2) The "other" category includes automobile, personal watercraft, student and recreational vehicle loans. Consumer Loans - Home Equity $1.6B 37% Consumer Loans - Other (2) $0.8B 19% Residential Mortgage Loans (1) $1.9B 44%

Home Equity Portfolio Other Markets Midwest Western Texas Florida 1 74 14 9 2 75% Home Equity Lines and 25% Home Equity Loans Avg. FICO score of 747 at origination* 85% have CLTV ^ 80%* Average loan vintage is 2.9 years* Geographic Breakdown Midwest 74% Texas 9% Western 14% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 4Q07 averages in $billions Geography based on office of origination Other Markets 1% 4Q07: $1.6 billion Florida 2%

Automotive Manufacturer Exposure Declining 12/05 12/06 12/07 Exposure: Dealer $ 6.6 $ 7.4 $ 7.3 Other Automotive: Domestic Ownership $ 3.3 $ 2.9 $ 2.6 Foreign Ownership 1.5 1.3 1.1 Total Other Automotive $ 4.8 $ 4.2 $ 3.7 (12)% Outstandings: Dealer $ 4.8 $ 5.6 $ 5.4 Other Automotive: Domestic Ownership $ 2.0 $ 1.7 $ 1.4 Foreign Ownership 0.7 0.5 0.4 Total Other Automotive $ 2.7 $ 2.2 $ 1.8 (18)% 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 NPA's 43 49 46 39 20 17 16 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Net Loan Charge-offs 3 3 2 7 -6 -0.1 -0.1 Period-end in $ billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Deposits in a Competitive Environment Total deposits of $42.4 billion Average noninterest-bearing deposits* grew 3% Global Corporate Banking, Middle Market, Technology & Life Sciences and Private Banking grew deposits Average core deposits* increased (3Q07 vs 4Q07): 6% in the West 3% in the Midwest 1% in Texas $ in billions *Excludes Finance/Institutional CDs, Foreign Office Time Deposits, and Financial Services Division balances 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Money Market & NOW 13.583 13.447 13.383 13.517 13.614 13.799 14.071 Savings Deposits 1.479 1.433 1.375 1.38 1.419 1.378 1.373 Customer CDs 6.199 6.685 7.175 7.329 7.447 7.687 8.212 Noninterest-bearing 8.782 8.644 8.696 8.712 8.355 8.264 8.473 Average Core Deposits*

Financial Services Division Data 4Q07 3Q07 FY07 FY06 Average Balance Sheet Noninterest-bearing $2.1 $2.6 $2.8 $4.4 Interest-bearing 1.1 1.2 1.2 1.7 Total Deposits $3.2 $3.8 $4.0 $6.1 Total Loans $0.9 $1.2 $1.3 $2.4 Noninterest Expenses Customer Services $7 $11 $43 $47 Average Rates FSD Loans (Primarily Low-rate) 0.98% 0.71% 0.69% 0.57% FSD Interest-bearing Deposits 3.78% 4.06% 3.91% 3.86% Balance Sheet data in $billions; Noninterest Expense data in $millions 2008 Full Year Outlook: Average noninterest-bearing deposits are expected to be about $1.2 to $1.4 billion Average loans are expected to fluctuate with the level of noninterest-bearing deposits

Investing to Accelerate Growth and Balance: Banking Center Expansion Plan to open about 32 new banking centers in 2008, all in high growth markets Location of New Banking Centers Full Year 2008 2007 2006 2005 2004 Total 12/07 California 14 13 12 8 9 83 Arizona 5 3 2 2 0 8 Texas 12 12 7 7 3 79 Florida 1 0 3 0 0 9 Michigan 0 2 1 1 5 238 Total 32 30 25 18 17 417

New Banking Center Deposits 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 Deposits ($) 236.410856 379.041293 413.658248 460.366727 500.44724 533.898426 610.573174 826.07435 890.275364 1127.348288 1526.135 619.146 555.62 256.516 340.057 Month Average CAGR: 20% Personal Bkg - 31% Business Bank - 35% Small Business - 15% WIM - 19% Millions

Stable Headcount Despite Increasing Expenses From Banking Center Expansion Program New Banking Center Expense in $millions, actual headcount (FTE) data 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 New Banking Center Expense 6.397 6.889 8.345 11.317 12.044 13.258 13.686 16.816591 Headcount (FTE) 10517 10549 10568 10700 10661 10687 10683 10782 Headcount (FTE) Excluding New Banking Center Employees 10285 10282 10233 10303 10264 10272 10260 10284

Solid Capital Position Tier One Common Capital Ratio History *Tier One Common = (Tier 1 Capital - Preferred Stock) / Risk-adjusted Assets; estimated at 12/31/07 **Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION 12/31/05 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 Comerica 0.0778 0.0754 0.0749 0.0718 0.0701 0.068 Peer Group Median** 0.07 0.0734 0.067 0.0655 0.0639 Tier One Common Capital Ratio* of 6.80% within target range of 6.50% - 7.50% 38 consecutive years of dividend increases 10 million shares repurchased in 2007 Strong capital position relative to Peer Group

2008 Full Year Outlook* % Change over 2007 Loan growth (excluding the Financial Services Division) Mid to high single-digit Texas Low double-digit West High single-digit Midwest Flat Average earning asset growth in excess of average loan growth Net interest margin in range of 3.20% - 3.25%* Net credit-related charge-offs of between 40 and 50 bps** Noninterest income Low single-digit increase Noninterest expense* Low single-digit decrease Maintain Tier one common ratio similar to year-end 2007 This outlook is provided as of January 17, 2008 *The 2008 full year outlook incorporates a change in the application of FAS 91 (Accounting for Loan Origination Fees and Costs) which we expect will have the impact of lowering the net interest margin by 3-4 bps, lowering noninterest expenses by about 3-4 percent and increasing earnings per share by about four cents per quarter **Provision for credit losses exceeding net credit-related charge-offs

Questions and Answers Ralph Babb, Chairman and CEO Beth Acton, EVP and Chief Financial Officer Dale Greene, EVP and Chief Credit Officer and Darlene Persons, Director of Investor Relations

Appendix

Business Segment Contribution to Net Income FY 2007 % FY 2006 % Business Bank $503 75% $589 74% Retail Bank 99 15 144 18 Wealth & Institutional Management 70 10 61 8 672 100% 794 100% Finance 4 (18) Other* 10 117 TOTAL $686 $893 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division

Market Segment Contribution to Net Income FY 2007 % FY 2006 % Midwest $277 41% $319 40% Western 170 25 273 35 Texas 79 12 82 10 Florida 7 1 14 2 Other Markets 89 13 72 9 International 50 8 34 4 672 100% 794 100% Finance and Other* 14 99 TOTAL $686 $893 $ in millions * Includes discontinued operations and items not directly associated with the geographic markets

Loan Momentum Continues in Growth Markets 4Q07 3Q07 Q - Q% Chg FY07 FY06 Y - Y% Chg Midwest $18.6 $18.6 0% $18.6 $18.8 -1% Western > Excluding FSD 16.6 15.7 16.5 15.3 0% 2% 16.5 15.2 15.9 13.5 4% 13% Texas 7.4 6.9 7% 6.8 5.9 16% Florida 1.7 1.7 2% 1.7 1.5 11% Other Markets 4.2 4.1 4% 4.1 3.6 12% International 2.2 2.1 1% 2.1 2.1 3% TOTAL $50.7 $49.9 2% $49.8 $47.8 4% > EXCLUDING FSD $49.8 $48.7 2% $48.5 $45.4 7% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA

Diverse Line of Business Loan Growth 4Q07 3Q07 Q - Q% Change FY07 FY06 Y - Y% Change Middle Market $16.4 $16.3 1% $16.2 $15.4 5% Commercial Real Estate 6.9 6.8 1% 6.7 6.4 5% Global Corporate Banking 5.7 5.6 3% 5.5 4.9 12% National Dealer Services 5.1 5.0 0% 5.2 4.9 5% Specialty Businesses* > Excluding FSD 6.2 5.3 6.1 4.9 2% 7% 6.1 4.8 6.5 4.1 -5% 17% SUBTOTAL - BUSINESS BANK $40.3 $39.8 1% $39.7 $38.1 4% Small Business Banking 4.1 4.0 2% 4.0 3.8 5% Personal Banking 2.1 2.1 1% 2.1 2.3 -6% SUBTOTAL - RETAIL BANK $6.2 $6.1 2% $6.1 $6.1 1% Private Banking 4.2 4.0 4% 4.0 3.6 11% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $4.2 $4.0 4% $4.0 $3.6 11% TOTAL > EXCLUDING FSD $50.7 $49.8 $49.9 $48.7 2% 2% $49.8 $48.5 $47.8 $45.4 4% 7% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Fourth Quarter 2007 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $8.2 $4.9 $1.9 $0.2 $1.2 $-- $16.4 Commercial Real Estate 1.4 2.7 1.1 0.5 1.2 -- 6.9 Global Corporate Banking 1.4 1.0 0.4 -- 0.7 2.2 5.7 National Dealer Services 0.7 3.3 0.2 0.5 0.4 -- 5.1 Specialty Businesses* 1.1 2.4 2.1 0.0 0.6 -- 6.2 SUBTOTAL - BUSINESS BANK $12.8 $14.3 $5.7 $1.2 $4.1 $2.2 $40.3 Small Business Banking 2.1 1.0 1.0 -- -- -- 4.1 Personal Banking 1.8 0.0 0.2 -- 0.1 -- 2.1 SUBTOTAL - RETAIL BANK $3.9 $1.0 $1.2 $-- $0.1 $-- $6.2 Private Banking 1.9 1.3 0.5 0.5 -- -- 4.2 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.9 $1.3 $0.5 $0.5 $-- $-- $4.2 TOTAL $18.6 $16.6 $7.4 $1.7 $4.2 $2.2 $50.7 $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Single Family $1.0 $0.1 $0.1 $0.3 $0.1 $1.6 Land Development 0.3 0.1 0.2 0.1 0.0 0.7 Retail 0.2 0.1 0.2 0.0 0.1 0.6 Multi-family 0.1 0.0 0.1 0.1 0.1 0.4 Multi-use 0.1 0.0 0.1 0.0 0.1 0.3 Office 0.1 0.0 0.1 -- 0.0 0.2 Commercial 0.1 0.1 0.0 0.0 0.0 0.2 Land Carry 0.1 -- -- -- -- 0.1 TOTAL $2.0 $0.4 $0.8 $0.5 $0.4 $4.1 4Q07 period-end $ in billions Geography reflects location of property

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Land Carry $0.3 $0.2 $0.1 $0.1 $0.0 $0.7 Multi-family 0.0 0.1 0.1 0.0 0.0 0.2 Office 0.1 0.0 0.0 0.0 0.0 0.1 Commercial 0.0 0.0 0.0 -- 0.1 0.1 Retail 0.0 0.1 0.0 0.0 0.0 0.1 Multi-use 0.0 0.1 0.0 0.0 0.0 0.1 Single Family 0.0 0.0 0.0 0.0 0.1 0.1 TOTAL $0.4 $0.5 $0.2 $0.1 $0.2 $1.4 4Q07 period-end $ in billions Geography reflects location of property

Full Year 2007 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $8.3 $4.7 $1.8 $0.3 $1.1 $-- $16.2 Commercial Real Estate 1.3 2.7 1.1 0.4 1.2 -- 6.7 Global Corporate Banking 1.4 1.0 0.3 -- 0.7 2.1 5.5 National Dealer Services 0.8 3.3 0.2 0.5 0.4 -- 5.2 Specialty Businesses* 1.1 2.6 1.8 0.0 0.6 -- 6.1 SUBTOTAL - BUSINESS BANK $12.9 $14.3 $5.2 $1.2 $4.0 $2.1 $39.7 Small Business Banking 2.1 0.9 1.0 -- -- -- 4.0 Personal Banking 1.8 0.1 0.1 -- 0.1 -- 2.1 SUBTOTAL - RETAIL BANK $3.9 $1.0 $1.1 $-- $0.1 $-- $6.1 Private Banking 1.8 1.2 0.5 0.5 0.0 -- 4.0 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.8 $1.2 $0.5 $0.5 $0.0 $-- $4.0 TOTAL $18.6 $16.5 $6.8 $1.7 $4.1 $2.1 $49.8 $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Full Year 2007 Net Loan Charge-offs Net Loan Charge-offs FY 2007 Net Loan Charge-offs / Avg Loans (bps) Net Loan Charge-offs FY 2006 Net Loan Charge-offs / Avg Loans (bps) Middle Market $54 33 $11 7 Commercial Real Estate 72 107 2 2 Global Corporate Banking (6) -12 2 3 National Dealer Services 0 0 -- -- Specialty Businesses1 (7) -11 10 16 SUBTOTAL - BUSINESS BANK $113 29 $25 6 Small Business Banking 26 66 16 41 Personal Banking* 8 37 19 85 SUBTOTAL - RETAIL BANK $34 56 $35 57 Private Banking 2 5 0 1 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2 5 $0 1 TOTAL $149 30 $60 13 $ in millions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS * Full year 2006 includes $9 million (40 bps) related to the pending sale of the manufactured housing portfolio

Full Year 2007 Net Loan Charge-offs Net Loan Charge-offs FY 2007 Net Loan Charge-offs / Avg Loans (bps) Net Loan Charge-offs FY 2006 Net Loan Charge-offs / Avg Loans (bps) Midwest* $107 57 $41 22 Western 28 17 1 0 Texas 9 13 7 12 Florida 2 11 2 12 Other Markets 9 24 8 23 International (6) -30 1 3 TOTAL $149 30 $60 13 $ in million * Full year 2006 includes $9 million (4 bps) related to the pending sale of the manufactured housing portfolio

Line of Business Deposits 4Q07 3Q07 Q - Q% Change FY07 FY06 Y - Y% Change Middle Market $4.2 $4.0 7% $4.1 $4.2 -2% Commercial Real Estate 0.9 1.0 -11% 1.0 1.2 -16% Global Corporate Banking 3.7 3.4 8% 3.4 3.2 6% National Dealer Services 0.1 0.1 -8% 0.1 0.1 8% Specialty Businesses1 > Excluding FSD 7.0 3.8 7.4 3.6 -6% 5% 7.6 3.6 9.1 3.0 -16% 19% SUBTOTAL - BUSINESS BANK >Excluding FSD $15.9 $12.7 $15.9 $12.1 0% 5% $16.2 $12.2 $17.8 $11.7 -9% 4% Small Business Banking 4.0 3.9 2% 4.0 3.9 1% Personal Banking 13.3 13.2 0% 13.2 12.9 2% SUBTOTAL - RETAIL BANK $17.3 $17.1 1% $17.2 $16.8 2% Private Banking 2.6 2.4 7% 2.4 2.4 0% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.6 $2.4 7% $2.4 $2.4 0% Finance/Other2 6.6 5.7 N/M 6.1 5.1 N/M TOTAL > EXCLUDING FSD $42.4 $39.2 $41.1 $37.3 3% 5% $41.9 $37.9 $42.1 $36.0 0% 5% Average deposits in $billions; % change based on full dollar amount 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 4Q07 - $5.8B; 3Q07 - $5.2B; FY07 - $5.6B; FY06 - $4.5B

Fourth Quarter 2007 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.8 $3.1 $0.2 $0.0 $0.1 $-- $4.2 Commercial Real Estate 0.1 0.3 0.1 0.1 0.3 -- 0.9 Global Corporate Banking 1.7 0.4 0.2 -- 0.5 0.9 3.7 National Dealer Services 0.0 0.1 0.0 0.0 -- -- 0.1 Specialty Businesses1 0.1 5.8 0.5 -- 0.6 -- 7.0 SUBTOTAL - BUSINESS BANK $2.7 $9.7 $1.0 $0.1 $1.5 $0.9 $15.9 Small Business Banking 2.0 1.0 1.0 -- -- -- 4.0 Personal Banking 10.6 1.0 1.7 -- 0.0 -- 13.3 SUBTOTAL - RETAIL BANK $12.6 $2.0 $2.7 $-- $0.0 $-- $17.3 Private Banking 0.8 1.3 0.3 0.2 0.0 -- $2.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.8 $1.3 $0.3 $0.2 $0.0 $-- $2.6 Finance/Other2 6.6 -- -- -- -- -- 6.6 TOTAL $22.7 $13.0 $4.0 $0.3 $1.5 $0.9 $42.4 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.8B in Institutional CD's; included in Finance Division segment

Full Year 2007 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.8 $3.0 $0.2 $0.0 $0.1 $-- $4.1 Commercial Real Estate 0.1 0.3 0.1 0.1 0.4 -- 1.0 Global Corporate Banking 1.4 0.4 0.2 -- 0.3 1.1 3.4 National Dealer Services 0.0 0.1 0.0 0.0 -- -- 0.1 Specialty Businesses1 0.1 6.4 0.5 -- 0.6 -- 7.6 SUBTOTAL - BUSINESS BANK $2.4 $10.2 $1.0 $0.1 $1.4 $1.1 $16.2 Small Business Banking 2.0 1.0 1.0 -- -- -- 4.0 Personal Banking 10.7 0.9 1.6 -- 0.0 -- 13.2 SUBTOTAL - RETAIL BANK $12.7 $1.9 $2.6 $-- $0.0 $-- $17.2 Private Banking 0.7 1.2 0.3 0.2 0.0 -- 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.3 $0.2 $0.0 $-- $2.4 Finance/Other2 6.1 -- -- -- -- -- 6.1 TOTAL $21.9 $13.3 $3.9 $0.3 $1.4 $1.1 $41.9 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.6B in Institutional CD's; included in Finance Division segment